LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED FEBRUARY 29, 2012, OF

WESTERN ASSET SMASh SERIES C FUND

Effective September 1, 2012, the following information is added to the table in the fund’s Statement of Additional Information (“SAI”) that appears in the section titled “Other Accounts Managed by Portfolio Managers—SMASh Series C Fund” and is as of June 30, 2012:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ in billions)
Michael C. Buchanan	Other registered investment companies	44	32.06	0	0
	Other pooled investment vehicles	39	23.91	4	0.52
	Other accounts	192	49.89	23	7.04

Effective September 1, 2012, the following information is added to the section of the fund’s SAI titled “Portfolio Manager Securities Ownership”:

As of June 30, 2012, Michael C. Buchanan did not own any securities of Western Asset SMASh Series C Fund.

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